SUBSCRIPTION AGREEMENT

THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE OR ANY OTHER JURISDICTION. THERE ARE RESTRICTIONS ON THE TRANSFERABILITY OF THE SECURITIES DESCRIBED HEREIN.
THE PURCHASE OF THE SECURITIES INVOLVES A HIGH DEGREE OF RISK AND SHOULD BE CONSIDERED ONLY BY PERSONS WHO CAN BEAR THE RISK OF THE LOSS OF THEIR ENTIRE INVESTMENT.

THIS SUBSCRIPTION AGREEMENT (this “Agreement”), dated as of ___6/24/2015___ (“Effective Date”), is by and among American DG Energy Inc., a Delaware corporation (the “Company”), and the subscriber identified on the signature pages hereto (the “Subscriber”).

WHEREAS, the Company and the Subscriber (the “Parties”) are executing and delivering this Agreement in reliance upon an exemption from securities registration afforded by the provisions of Section 4(a)(2), Section 4(a)(6) and/or Regulation D (“Reg. D”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”); and

WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue to the Subscriber, as provided herein, and the Subscriber accept, in the aggregate, at the Effective Date, 100,000 shares of the Company’s Common Stock (such shares, the “Shares”) in exchange for the “Purchase Price”. The Purchase Price is in the form of the Subscriber’s agreement and cooperation in connection with the distribution of assets contained in a joint venture co-owned by the Subscriber’s company and the Company.

NOW, THEREFORE, in consideration of the mutual covenants, the revised amended partnership agreement and other agreements contained in this Agreement, the Company and the Subscriber hereby agree as follows:

1.    Purchase and Sale of Shares. Subject to the satisfaction (or waiver) of the conditions set forth in this Agreement, on the Effective Date of this agreement, the Company shall notify it’s transfer agent to send Shares to the Subscriber.

2.    Subscribers’ Representations and Warranties. The Subscriber hereby represents and warrants to and agrees with the Company, only as to such Subscriber, that:

(a)    Information on Company. The Subscriber has been furnished with or has had access at the EDGAR website of the SEC to the Company’s Form 10-K for the year ended December 31, 2014, and all filings subsequently made by the Company with the SEC (hereinafter referred to collectively as the “Reports”). In addition, the Subscriber has received in writing from the Company such other information concerning its operations, financial condition and other matters as the Subscriber has requested in writing and considered all factors the Subscriber deems material in deciding on the advisability of investing in the Shares.

(b)    Information on Subscriber. The Subscriber was at the time it was offered the Shares, is on the date hereof and will be on the Effective Date an “accredited investor”, as such term is defined in Reg. D promulgated by the SEC under the Securities Act, is experienced in investments and business matters, has made investments of a speculative or high risk nature and has purchased securities of publicly-owned companies in private placements in the past and, together with its representatives and/or trustee, as applicable, has such knowledge and experience in financial, tax and other business matters as to enable the Subscriber to utilize the information made available by the Company to evaluate the merits and risks of and to make an informed investment decision with respect to the proposed purchase. The Subscriber has the authority and is duly and legally qualified to purchase and own the Shares. The Subscriber is able to bear the risk of such investment for an indefinite period and to afford a complete loss thereof. The information set forth on the signature page hereto regarding the Subscriber is accurate. The Subscriber was not formed for the specific purpose of acquiring the Shares and is not a registered broker-dealer or an affiliate of a registered broker-dealer.

(c)    Purchase for Investment. On the Effective Date, the Subscriber will receive the Shares as principal for its own account for investment and not with a view to any sale of other transfer thereof in contravention of the Securities Act.

(d)    Compliance with the Securities Act. The Subscriber understands and agrees that the Shares have not been registered under the Securities Act or any applicable state securities laws by reason of their issuance in a transaction that does not require registration under the Securities Act (based in part on the accuracy of the representations and warranties of Subscriber contained herein), and that such Shares must be held indefinitely unless a subsequent disposition is registered under the Securities Act or any applicable state securities laws or is exempt from such registration.

(e)    Restrictive Legend. The Shares will bear a customary restrictive Securities Act legend in the form specified by the Company. The shares will remain restricted for six months. After six months the company will exert good faith efforts to have the restrictive legend removed.

(f)    Communication of Offer. The offer to sell the Shares was directly communicated to the Subscriber by the Company. At no time was the Subscriber presented with or solicited by any leaflet, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicited or invited to attend a promotional meeting otherwise than in connection and concurrently with such communicated offer.

(g)    Organization; Authority; Enforceability. Such Subscriber, if an entity, is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization (if such “good standing” concept is recognized in such jurisdiction) with full right, corporate, partnership or trust power and authority to enter into and to consummate the transactions contemplated by this Agreement. This Agreement and other agreements delivered together with this Agreement or in connection herewith have been duly authorized, executed and delivered by the Subscriber and are valid and binding agreements enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights generally and to general principles of equity; and Subscriber has full corporate, partnership, trust or similar power and authority necessary to enter into this Agreement and such other agreements and to perform its obligations hereunder and under all other agreements entered into by the Subscriber relating hereto.

(h)    Correctness of Representations. The Subscriber represents as to such Subscriber that the foregoing representations and warranties are true and correct as of the date hereof and, unless a Subscriber otherwise notifies the Company prior to the Closing, shall be true and correct as of the Closing Date.

(i)    Survival. The foregoing representations and warranties shall survive the Closing Date for three years.

(j)    Restriction on Short Sales. The Subscriber agrees that, to the extent required by law, it will not enter into or affect any short sale or other hedging transaction with respect to the Company’s Common Stock.

(k)    Disclosure. The Subscriber acknowledges and agrees that the Company does not make nor has made any representations or warranties with respect to the Shares or the transactions contemplated hereby other than those specifically set forth in Section 3 hereof.

3.    Company Representations and Warranties. The Company represents and warrants to and agrees with the Subscriber that on the date hereof:

(a)    Due Incorporation. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power to own its properties and to carry on its business as now being conducted.

(b)    Outstanding Stock. All issued and outstanding shares of capital stock of the Company has been duly authorized and validly issued and are fully paid and non-assessable.

(c)    Authority; Enforceability. The Company has full corporate power and authority necessary to enter into and deliver this Agreement and to perform its obligations thereunder. This Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights generally and to general principles of equity.

(d)    Consents. No consent, approval, authorization or order of any court or governmental agency or body having jurisdiction over the Company is required for the execution by the Company of this Agreement and compliance and performance by the Company of its obligations hereunder, including, without limitation, the issuance and sale of the Shares.

(e)    No Violation or Conflict. Assuming the representations and warranties of the Subscribers in Section 3 are true and correct, neither the issuance and sale of the Shares nor the performance of the Company’s obligations under this Agreement and all other agreements entered into by the Company relating thereto by the Company will:

(i)    violate, conflict with, result in a breach of, or constitute a default (or an event which with the giving of notice or the lapse of time or both would be reasonably likely to constitute a default) under (A) the certificate of incorporation of the Company, (B) to the Company’s knowledge, any decree, judgment, order, law, treaty, rule, regulation or determination applicable to the Company of any court or governmental agency or body having jurisdiction over the Company or over the properties or assets of the Company, (C) the terms of any bond, debenture, note or any other evidence of indebtedness, or any agreement, stock option or other similar plan, indenture, lease, mortgage, deed of trust or other instrument to which the Company is a party, by which the Company is bound, or to which any of the properties of the Company is subject, or (D) the terms of any “lock-up” or similar provision of any underwriting or similar agreement to which the Company is a party except the violation, conflict, breach, or default of which would not have a material adverse effect on the business, operations or financial condition of the Company and its subsidiaries taken as a whole (a “Material Adverse Effect”);

(ii)    result in the activation of any anti-dilution rights or a reset or repricing of any debt or security instrument of any other creditor or equity holder of the Company, nor result in the acceleration of the due date of any borrowing of the Company; or

(iii)    result in the activation of any piggy-back registration rights of any person or entity holding securities of the Company or having the right to receive securities of the Company.

(f)    The Shares. The Shares upon issuance in accordance with the terms of this Agreement:

(i)    are, or will be, free and clear of any security interests, liens, claims or other encumbrances, subject to restrictions upon transfer under the Securities Act and any applicable state securities laws;

(ii)        will be duly and validly authorized, and on the date of issuance of the Shares, the Shares will be duly and validly issued, fully paid and non-assessable; and

(iii)    will not have been issued or sold in violation of any preemptive or other similar rights of the holders of any securities of the Company.

(g)    Litigation. There is no pending or, to the best knowledge of the Company, threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company that would affect the execution by the Company or the performance by the Company of its obligations under this Agreement, and all other agreements entered into by the Company relating hereto. Except as disclosed in the Reports, there is no pending or, to the best knowledge of the Company, basis for or threatened action, suit, proceeding or investigation before any court or governmental agency or body, which litigation if adversely determined could have a Material Adverse Effect.

(h)    Reporting Company. The Company is a publicly-held company subject to reporting obligations pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and its shares of Common Stock are registered pursuant to Section 12(b) of the Exchange Act. For the purposes of this Agreement, the Company has timely filed all reports and other materials required to be filed under the Exchange Act during the preceding twelve months.

(i)    Information Concerning the Company. The Reports contain all material information relating to the Company and its operations and financial condition as of their respective dates that was required by the Exchange Act to be disclosed therein. Since the date of the financial statements included in the Reports, there has been no Material Adverse Effect not disclosed in the Reports. The Reports, at the time of filing, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances when made.

(j)    No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would cause the offer of the Shares pursuant to this Agreement to be integrated with prior offerings by the Company so as to invalidate any exemptions under the Securities Act for the offer and sale of the Shares.

(k)    No General Solicitation. Neither the Company, nor any of its affiliates, nor to its knowledge, any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Reg. D under the Securities Act) in connection with the offer or sale of the Shares.

(l)    No Material Undisclosed Events or Circumstances. Since the date of the last Report filed under the Exchange Act, no event or circumstance has occurred or exists with respect to the Company or its business, operations or financial condition, that, under applicable law, rule or regulation, requires the filing of a Report prior to the date hereof that has not been so filed.

(m)    Correctness of Representations. The Company represents that the foregoing representations and warranties are true and correct as of the date hereof in all material respects, and, unless the Company otherwise notifies the Subscribers prior to the Closing, shall be true and correct in all material respects as of the Closing Date.

(n)    Survival. The foregoing representations and warranties shall survive the Closing Date for a period of three years.

4.    Reg. D Offering. The offer and issuance of the Shares to the Subscribers is being made pursuant to the exemption from the registration provisions of the Securities Act afforded by Section 4(a)(2) or Section 4(a)(6) of the Securities Act and/or Rule 506 of Reg. D promulgated thereunder.

5.    Covenants of the Company. The Company covenants and agrees with the Subscribers as follows:

(a)    Exchange Act Filings. The Company shall file a Form 8-K with the SEC disclosing the transactions contemplated by this Agreement within the time period specified therefor by the rules and regulations under the Exchange Act. The Company agrees to file a Form D with respect to the Shares as required under Reg. D.

(b)    Reporting Requirements. Until all of the Shares have been resold or transferred by all of the Subscribers, or, if earlier, two years after the Closing Date, the Company will use commercially reasonable best efforts (i) not to take any action or file any document (whether or not permitted by the Securities Act or the Exchange Act or the rules thereunder) to terminate or suspend the registration of the shares of the Company’s Common Stock under the Exchange Act and (ii) to continue the listing of the shares of the Company’s Common stock on the NYSE-MKT or other established trading market.

6.    Indemnification. The Parties will, to the extent permitted by law, indemnify and hold harmless each other, each officer of the Parties, each director of the Parties, and each other person, if any, who controls such Parties within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which the Parties or such other person (a “controlling person”) may become subject under the Securities Act or otherwise, insofar as such losses, class, damages or liabilities (or actions in respect thereof) (“Claims”) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Agreement or investor questionnaire at the time of its effectiveness, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances when made, and will, subject to the limitations herein, reimburse such party and each controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Claim, provided, however, that either Party shall not be liable to each other to the extent that any Claim arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in conformity with information furnished by either Party or any such controlling person in writing specifically for use in the Agreement or investor questionnaire or related prospectus, as amended or supplemented.

7.    Miscellaneous.

(a)    Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) delivered by reputable overnight courier service with charges prepaid, or (iii) transmitted by fax, addressed, if to the Company, to Chief Financial Officer, American DG Energy Inc., 45 First Avenue, Waltham, MA 02451, fax: (781) 622-1027, and if to a Subscriber, to such Subscriber at the address set forth on the signature pages hereto or to such other address as such party shall have specified most recently by written notice.

(b)    Amendments; Waivers.
    No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and the Subscribers. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

(c)    Legal Fees. Each party shall pay its own legal fees and expenses in connection with the transactions contemplated by this Agreement.

(d)    Entire Agreement; Assignment. This Agreement and other documents delivered in connection herewith represent the entire agreement between the parties hereto with respect to the subject matter hereof. Neither the Company nor the Subscribers have relied on any representations not contained or referred to in this Agreement and the documents delivered herewith. No right or obligation of either party shall be assigned by that party without prior notice to and the written consent of the other party.

(e)     Counterparts/Execution. This Agreement may be executed in any number of counterparts and by the different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. Signatures to this Agreement may be delivered by fax or by scan/email.

(f)    Law Governing this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of Massachusetts or in the federal courts located in Massachusetts. The parties and the individuals executing this Agreement and other agreements referred to herein or delivered in connection herewith on behalf of the Company agree to submit to the jurisdiction of such courts and waive trial by jury.

(g)    Independent Nature of Subscribers’ Obligations and Rights. The obligations of the Subscriber hereunder are several and not joint with the obligations of any other Subscriber hereunder, and no such Subscriber shall be responsible in any way for the performance of the obligations of any other hereunder.

(h)    Equitable Adjustment. The Shares and the Purchase Price Per Share shall be equitably adjusted to offset the effect of stock splits, stock dividends, and distributions of property or equity interests of the Company to its shareholders prior to the Closing.

(i) Severability.     If any provision of this Agreement is held to be illegal, invalid, or unenforceable under the present or future laws effective during the term of this Agreement, such provision will be fully severable, and this Agreement will be construed and enforced as if such illegal, invalid, or unenforceable provision had never compromised a party of this Agreement, and the remaining provisions of this Agreement will remain in full force and effect.

[Signature page immediately follows.]

American DG Energy Inc.
Signature Page to Subscription Agreement

Please acknowledge your acceptance of the foregoing Subscription Agreement on the date set forth above by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.

AMERICAN DG ENERGY INC.

_/s/ Gabriel J. Parmese______________

By: Gabriel J. Parmese
Chief Financial Officer and Treasurer

AGREED AND ACCEPTED:
SUBSCRIBER:

100,000 Peter Westerhoff
Common shares purchased              Subscriber's name

Subscriber's Signature

Peter Westerhoff, President, AES NJ Cogen Co, Inc

Address of Subscriber

Peter Westerhoff
4 Deer Trail
Kinnelon. NJ 07405

Email address: aesnjcohen@aol.com

Fax number: 972-838-2567